UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT No. 2 TO THE SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [	]

Check the appropriate box:

[ X ] Preliminary Proxy Statement

[	] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	] Definitive Proxy Statement
[	] Definitive Additional Materials
[	] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRYX VENTURES CORP.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[	] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)

and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[	] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee if offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TRYX VENTURES CORP.

Suite 314 – 837 West Hastings Street

Vancouver, British Columbia V6C 3N6

NOTICE OF ANNUAL AND SPECIAL MEETING

OF SHAREHOLDERS TO BE HELD ON

November 23, 2005

TO THE HOLDERS OF COMMON SHARES OF TRYX VENTURES CORP.

The annual and special meeting of the shareholders of Tryx Ventures Corp. will be held at the offices of Clark Wilson LLP, 800 – 885 West Georgia Street, Vancouver, British Columbia, on November 23, 2005, at 10:00 a.m. local time, for the purposes of:

1.	To consider and, if thought fit, to approve an ordinary resolution to set the number of directors at five (5);
2.	To elect directors to hold office until the next annual general meeting of our company;
3.	To appoint an auditor for our company to hold office until the next annual general meeting of our company;
4.

To consider and approve an ordinary resolution authorizing our company to file a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia), and authorizing our company to alter our Articles to the extent necessary to ensure compliance with the Business Corporations Act (British Columbia) by adding to the face page thereof our company's incorporation number;

5.

To consider and approve a special resolution removing the application of the Pre-Existing Company Provisions to our company, and altering the Notice of Articles of our company, subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

6.

To consider and approve a special resolution to increase the maximum number of common shares that our company is authorized to issue from one hundred million (100,000,000) common shares without par value to an unlimited number of common shares without par value and altering the Notice of Articles of our company accordingly subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

7.

To consider and approve a special resolution to cancel the one hundred million (100,000,000) Class "A" preferred shares with a par value of $1.00 each, of which none are outstanding and altering the Notice of Articles of our company accordingly subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

8.

To consider and approve a special resolution to create an unlimited number of Class A Preference shares without par value, issuable in one or more series, and authorizing the directors, by resolution, to alter the Articles of our company to determine the number of shares of that series that our company is authorized to issue, create an identifying name for the shares of that series, and attach special rights or restrictions to the shares of that series and alter the Notice of Articles of our company accordingly subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

9.

To consider and approve a special resolution deleting and cancelling our company's existing Articles and creating and adopting the Articles set out in Appendix A to the accompanying proxy statement as the Articles of our company, subject to the filing of a Transition Application under the Business Corporations Act (British Columbia), and subject to the removal of the application of our company's Pre-Existing Company Provisions;

10.

To consider and approve a special resolution to change the name of our company from "Tryx Ventures Corp." to "MGN Technologies, Inc." and alter the Notice of Articles of our company accordingly, subject to the filing of the Transition Application under the Business Corporations Act (British Columbia);

11.

To consider and approve a special resolution to subdivide all of the issued and outstanding common shares without par value of which 7,504,700 shares are issued and outstanding into 41,275,850 common shares issued and outstanding without par value, every 1 common share being subdivided into 5.5 common shares and alter the Notice of Articles of our company accordingly, subject to the filing of the Transition Application under the Business Corporations Act (British Columbia); and

12.	To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual and special meeting is October 26, 2005. Only shareholders of record at the close of business on October 26, 2005 are entitled to notice of, and to vote at, our annual and special meeting, and any adjournment or postponement of our annual and special meeting.

Our board of directors hopes that you will find it convenient to attend our annual and special meeting in person, but whether or not you attend, please mark, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual and special meeting. Returning your proxy does not deprive you of the right to attend our annual and special meeting and vote your common shares in person.

PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:
________________________
Alessandra Bordon
President, CEO and Treasurer

Dated: November 2, 2005

PROXY STATEMENT

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

OF TRYX VENTURES CORP.

November 23, 2005

Tryx Ventures Corp.

Suite 314 – 837 West Hastings Street

Vancouver, British Columbia V6C 3N6

The accompanying Form of Proxy is solicited on behalf of the board of directors of Tryx Ventures Corp. to be used at our annual and special meeting to be held at the offices of Clark Wilson LLP, 800 – 885 West Georgia Street, Vancouver, British Columbia, on November 23, 2005, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders on Form 10-KSB for the fiscal year ended March 31, 2005 are first being mailed to shareholders on or about November 2, 2005.

We will bear the expense of this solicitation. Certain of our directors, officers and employees may solicit the return of proxies by mail, telephone, facsimile or other similar means without additional compensation. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Pacific Corporate Trust Company, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual and special meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on October 26, 2005 are entitled to receive notice of, attend and vote at our annual and special meeting. As of October 25, 2005, there were 7,504,700 common shares in the capital of our company issued and outstanding owned by approximately 58 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on October 26, 2005 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual and special meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual and special meeting at the time and place set forth in the Notice of Annual and Special Meeting and to vote their shares directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual and special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company., 10th Floor, 625 Howe Street, Vancouver, British Columbia V6C 3B8 (facsimile 604.689.8144). All shareholders are urged to complete, sign, date and promptly return the enclosed Form of Proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual and special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that such proxies are received by our transfer agent at least 48 hours prior to the scheduled time of the annual and special meeting, or any adjournment thereof, or deposited with the Chair of the annual and special meeting on the day of the annual and special meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted TO set the number of directors at five, FOR the election of the nominees for our board of directors set forth in this proxy statement, FOR the appointment of our independent auditors, Telford Sadovnick, P.L.L.C., FOR the approval of the Transition Application, FOR the approval of the removal of the Pre-Existing Company

Provisions, FOR the special resolution to increase the maximum number of common shares, FOR the special resolution to cancel the Class "A" preferred shares, FOR the special resolution authorizing the creation of the unlimited Class A preference shares, FOR the special resolution to cancel the existing articles and to adopt new articles, FOR the special resolution approving the name change of our company and FOR the subdivision of the issued and outstanding common shares of our company on a 5.5 for 1 basis. If any other matters properly come before our annual and special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR COMPANY AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this proxy statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our company as the registered holders of common shares can be recognized and acted upon at our annual and special meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our company. Such common shares will more likely be registered under the name of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depositary Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual and special meeting. The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the enclosed Form of Proxy provided to registered shareholders by our company. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and ADP Investor Communications ("ADP IC") in Canada. ADP and ADP IC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and ask beneficial shareholders to return the proxy forms to ADP for the United States and ADP IC for Canada. ADP and ADP IC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual and special meeting. A beneficial shareholder receiving an ADP proxy or an ADP IC proxy cannot use that proxy to vote common shares directly at our annual and special meeting - the proxy must be returned to ADP or ADP IC, as the case may be, well in advance of our annual and special meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual and special meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual and special meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our annual and special meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual and special meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual and special meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual and special meeting. A minimum of two persons present in person or represented by proxy and holding at least one-tenth of the outstanding common shares as at October 26, 2005 will constitute a quorum for the transaction of business at our annual and special meeting. However, if a quorum is not present, the shareholders present at our annual and special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual and special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual and special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL AND SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual and special meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our company;
2.	by submitting a duly executed proxy bearing a later date; or
3.	by attending our annual and special meeting and expressing the desire to vote your common shares in person (attendance at our annual and special meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to in this proxy statement are expressed in United States dollars.

ACQUISITION OF IGNITION TECHNOLOGIES, INC.

Many of the matters that our company is asking our shareholders to vote upon at the meeting are as a result of the acquisition of Ignition Technologies, Inc., a Nevada corporation doing business as Mobile Gaming Now, Inc. On August 4, 2005, our company entered into a Share Exchange Agreement, effective as of July 29, 2005, among our company, Ignition Technologies, Adam Jason Morand, and the shareholders set out in the share exchange agreement. Pursuant to the terms of the share exchange agreement, we agreed to acquire all of the 47,370 issued and outstanding shares of common stock in the capital of Ignition Technologies, in exchange for the issuance by our company of 4,500,000 pre-stock split shares of common stock in the capital of our company to the selling shareholders of Ignition Technologies on the basis of 95 common shares of our company for every one common share of Ignition Technologies. The acquisition closed on October 25, 2005.

Our company was not required to obtain shareholder approval of the acquisition of Ignition Technologies under our current Articles or under the Business Corporations Act (British Columbia). However, partly as a result of the acquisition transaction, our company wishes to reorganize our share structure and carry out additional corporate changes which require shareholder approval by way of special resolution from at least three-quarters, or 75%, of the votes cast at the meeting. The issuance of the 4,500,000 shares of our common stock resulted in the selling shareholders acquiring approximately 60% of the issued and outstanding shares of our company.

Our company had 7,504,700 common shares issued and outstanding as of October 25, 2005 as a result of the issuance of 4,500,000 shares in connection with the closing of the Share Exchange Agreement, and the cancellation of 3,000,000 shares of our common stock which occurred upon the closing of the two Unwind Agreements dated October 21, 2005 as discussed under the heading “Disposition of Oil and Gas Interests” on page 6 herein. The former shareholders of Ignition Technologies own 4,500,000 shares of our common stock, representing approximately 60% of the issued and outstanding shares of our company. The acquisition of Ignition Technologies is deemed to be a reverse acquisition for accounting purposes. Ignition Technologies, the acquired entity, is regarded as the predecessor entity as of October 25, 2005. Starting with the periodic report for the quarter in which the acquisition was consummated, our company will file annual and quarterly reports based on the December 31 fiscal year end of Ignition Technologies. Such financial statements will depict the operating results of Ignition Technologies, including the acquisition of our company, from October 25, 2005.

As a condition to the closing of the share exchange agreement and contemporaneously with the closing of the Share Exchange Agreement, our company closed a Credit Facility Agreement dated October 21, 2005 with Androgas Property S.A., an Austrian company, whereby Androgas Property provided our company with a $2,765,000 convertible credit facility that may be drawn down by our company over a period of time not exceeding one year. The credit facility will mature in five years. The credit facility is convertible into units at a price of $0.70 per unit. Each unit consists of one common share and one share purchase warrant. The warrants may be exercised for a period of three years from the date of issuance and are exercisable at $1.00 per share. Pursuant to the terms of the credit facility, our company granted registration rights to Androgas Property and intends to register the common shares and share purchase warrants with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

In lieu of interest on the credit facility, our company will pay a royalty fee based upon a percentage of our company's gross revenue that will most likely exceed the five year term of the credit facility. The royalty is payable in accordance with the following structure:

1.	5% royalty on the first $10 million gross revenue earned;
2.	4% royalty on the next $20 million gross revenue earned;
3.	3% royalty on the next $35 million gross revenue earned; and
4.	2% royalty on the next $55 million gross revenue earned.

Our company has the option of buying out the royalty payments from Androgas Property at any time by paying 60% of the maximum future royalty payments that Androgas Property is capable of earning under the credit facility assuming our company exceeds gross revenues of $120,000,000 in accordance with the royalty structure set out above. In the event that the buy-out of the future royalty payments constitutes a criminal rate of interest in any applicable jurisdiction, the royalty payment will be reduced to 1% below the maximum criminal rate of interest applicable to that jurisdiction. Unless the buy-out occurs within the first few years of issuing the credit facility, our company does not believe that the royalty fee structure will constitute a criminal rate of interest as we anticipate that the revenues will be generated over an extended period of time. In Canada, the criminal rate of interest, calculated on an annual basis, is greater than 60%.

Business of Ignition Technologies

To date, our company has not been as successful as hoped in implementing our business plan. As management of our company investigated opportunities and challenges in the business of being an exploration oil and gas company, management realized that the business did not present the best opportunity for our company to realize value for our shareholders.

Since the closing of the share exchange agreement, we have focused on the business of software development through Ignition Technologies. The software connects games that can be played on the internet with databases and servers needed to operate. Ignition Technologies is primarily engaged in the development and licensing of mobile media entertainment applications for online wireless gaming such as poker and golf. The core of its business is to focus on the emerging wireless market and partner with licensees to bring its products to mobile applications. Ignition Technologies has developed wireless applications for the creation, transmission, playing and management of content by consumers over wireless networks. Ignition Technologies does not currently engage in any gaming or wagering activity.

Following the effective date of the share exchange agreement, our company commenced the business of developing and licensing mobile media entertainment applications for online wireless gaming activities, namely poker, through Ignition Technologies, as our wholly-owned operating subsidiary. Ignition Technology's market is primarily comprised of operators of online and mobile games who license the products and services in Canada and the United States.

Ignition Technologies has developed the following proprietary products which are licensed to operators of online and mobile games.

The MGN Mobile Gaming Platform

The MGN Mobile Gaming Platform is a stand alone product that, when licensed, is ready for immediate use which facilitates the playing, administration and management of games of chance or skill online or on a mobile media application. When Ignition Technologies issues an operating license to a licensee, the licensee is provided with the rights to operate its applications where games are played online and on mobile phones. The proprietary software connects individuals using mobile phones or the internet to databases and servers to engage in online or wireless gaming activities. The software allows licensees of Ignition Technologies' products to commence business upon purchasing its products and connects customers using mobile phones or the internet to the necessary infrastructure, such as databases and servers.

The MGN Mobile Gaming Platform provides the licensee with periodic system reporting regarding game activity and usage, web traffic information, server utilization information and error and warning notifications. The game development is done in Java 2 platform, micro division and is accessible by modern handsets used in Asia, North American and Europe. Licensees are able to collect revenue from a number of payment service provider options, including Neteller, PrePaidATM, WireCardTM and credit card processing for coded and non-coded accounts.

In addition to gaming software, the MGN Mobile Gaming Platform also includes marketing software which allows licensees to independently market their business. The software enables licensees access to the company's branding, content development, search engine optimization, site banners, linking, dynamic forms and email marketing and allows for both target marketing and direct response marketing.

MGN Mobile Gateway Server

The MGN Mobile Gateway Server is a proprietary software application which integrates a personal computer based gaming system with a mobile gaming system. Many existing gaming operators utilize peer-to-peer and web-based games which are played on a personal computer. Typically, such operators do not run separate gaming networks because they must build a separate player base again. The MGN Mobile Gaming Server, however, maps the operation of the existing personal computer based operations to a mobile gaming system, thereby permitting customers to conduct gaming activities on a personal computer or a mobile phone without the need for a separate operating system. The server consists of the following four components:

1.	Client Software-the licensee provides the game with the player interfaces;
2.	Lobby Interface-the MGN Mobile Gateway Server's lobby interface bridges the mobile licensee to the existing personal computer based database;
3.	Language Translator-the software allows programming language to be compatible. Even though operators build their software in different code, Ignition Technology's product is compatible with all such operators. Ignition Technology's MGN Mobile Gateway Server is programmed in Java 2 platform, micro division; and

4.

Custom Integrator-the custom integrator maps the calls from the existing database and servers to mobile databases and servers. Ignition Technology's employees work for approximately one month to map line by line the procedures from the existing system to the mobile system. The software operates in real time connecting the personal computer based system to the mobile gaming system.

Bronze, Silver and Gold Texas Holdem

Ignition Technologies offers three versions of mobile Texas holdem poker games.

There are numerous types of mobile phones in use today that deliver varying levels of speed and capability. Many developed countries operate on 3G which is the fastest mobile distribution network. The 3G technology enables users to download data at a faster rate than dated mobile phones, and typically offer better quality sound, clear resolution pictures and video. Japan and Sweden operate on 3G while the United States operates largely on 2G.

Gaming applications with complex graphics require 3G technologies on mobile phones in order to operate effectively. In order to reach a broad based client range, Ignition Technology has developed games which utilize varying levels of complexities to ensure that the target market is used, irrespective of the type of mobile handset used. Ignition Technology has developed three versions of Texas holdem poker games, including bronze, silver and gold, which operate on an increasingly complex scale.

Closing of the Share Exchange Agreement

Upon closing of the Share Exchange Agreement, we appointed Mark Jensen as a director, and we issued 4,500,000 common shares of our company to the former shareholders of Ignition Technologies.

Additional Information Regarding Ignition Technologies

Upon the closing of the share exchange agreement, our company filed a current report on Form 8-K. We provided disclosure regarding the business and operations of Ignition Technologies, audited consolidated financial statements for the last two fiscal years of Ignition Technologies and pro forma financial information up to the date of closing from Ignition Technologies' last quarter ended June 30, 2005. The current report, and other information, may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 or may be accessed on the Securities and Exchange Commission website at www.sec.gov.

Disposition of Oil and Gas Interests

On October 25, 2005 and contemporaneously with the closing of the Share Exchange Agreement, our company closed an Unwind Agreement dated October 21, 2005 with Trident Oil & Gas, Inc. The Unwind Agreement terminated the Purchase, Sale and Assumption Agreement dated March 7, 2005 that our company entered into with Trident Oil & Gas. Pursuant to the terms of the Purchase, Sale and Assumption Agreement with Trident Oil & Gas, our company acquired Trident Oil & Gas’ 37.5% interest in certain oil and gas leases and other assets located in the County of Tehama, California. In consideration for the acquisition of the oil and gas leases, our company issued 1,000,000 shares of our common stock and incurred an account payable of $150,000, payable within 180 days after the effective date of the Purchase, Sale and Assumption Agreement.

Prior to the closing date of the Share Exchange Agreement, our company was not as successful as hoped in implementing our business plan for oil and gas exploration and development. Our management realized that oil and gas exploration and development did not present us with the best opportunity to realize value for our shareholders. Accordingly, our company decided not to proceed with our original business plan and focussed instead on the identification of suitable businesses with which to enter into a business opportunity or business combination. Our company identified the growth of the online gaming industry as a viable business alternative. As a result, our company entered into a Share Exchange Agreement dated July 29, 2005 with Ignition Technologies Inc., Adam Jason Morand and the shareholders set out in the Share Exchange Agreement. The Share Exchange Agreement closed on October 25, 2005, and as of the closing date, our company commenced the business of developing and licensing mobile media entertainment applications for online wireless gaming activities through Ignition Technologies, our wholly-owned operating subsidiary.

Upon the acquisition of the online gaming business, and contemporaneous with the closing of the Share Exchange Agreement, our company closed the Unwind Agreement with Trident Oil & Gas. Pursuant to the terms of the Unwind Agreement, our company terminated the Purchase, Sale and Assumption Agreement and returned to Trident Oil & Gas all right, title, interest, revenue accruals, debt accruals, obligations and duties accrued or imposed on our company pursuant to the agreement. Similarly, Trident Oil & Gas returned the 1,000,000 shares of our common stock to treasury for cancellation and all monies received pursuant to the agreement to our company. Both companies released and forever discharged each other, their respective directors, officers, shareholders, employees and agents and their respective successors and assigns, from all claims whatsoever arising out of the Purchase, Sale and Assumption Agreement.

Similarly, on October 25, 2005, our company closed an Unwind Agreement dated October 21, 2005 with Atlas Energy Corp. The Unwind Agreement terminated the Purchase, Sale and Assumption Agreement dated March 7, 2005 that our company entered into with Atlas Energy. Pursuant to the terms of the Purchase, Sale and Assumption Agreement with Atlas Energy, our company acquired Atlas Energy’s 75% interest in certain oil and gas leases and other assets located in the County of Madera, California, in consideration for the issuance of 2,000,000 shares of our common stock and $350,000 cash, payable within 180 days of the effective date of the agreement with Atlas Energy.

Due to our change in business focus following the closing of the Share Exchange Agreement on October 25, 2005, our company closed the Unwind Agreement with Atlas Energy. Pursuant to the terms of the Unwind Agreement, our company terminated the Purchase, Sale and Unwind Agreement and returned to Atlas Energy all right, title, interest, revenue accruals, debt accruals, obligations and duties accrued by or imposed on our company. Similarly, Atlas Energy returned the 2,000,000 shares of our common stock to treasury for cancellation and all monies received pursuant to the agreement to our company. Both companies released and forever discharged each other, their respective directors, officers, shareholders, employees, agents and their respective successors and assigns from all claims whatsoever arising out of the participating agreements.

The closing of the Unwind Agreements and the transfer of all of our assets related to the oil and gas business did not constitute a sale of all or substantially all of our assets. As a result, our company was not obligated to obtain shareholder approval of the transactions contemplated by the closing of the Unwind Agreements. At the time of the closing of the Unwind Agreements, our company had closed the Share Exchange Agreement and acquired the new business as operated through Ignition Technologies.

PROPOSAL ONE – SETTING THE NUMBER OF DIRECTORS

Pursuant to our company's Articles, the number of directors of our company may be changed from time to time by ordinary resolution. Currently, our company operates with five directors. As a result of the closing of the Share Exchange Agreement and the acquisition of Ignition Technologies, which is described in greater detail starting on page 4 of this proxy statement under the heading "Proposed Acquisition of Ignition Technologies, Inc.", Mark Jensen was appointed to our board of directors by the other board members in accordance with our Articles. The appointment of Mark Jensen brought knowledge specific to our company regarding Ignition Technologies and has allowed for a more effective transition of our company's business focus following the acquisition of Ignition Technologies. Our company also anticipates that the additional director will assist our company in creating several corporate governance and business focussed committees and to ensure that we have enough individuals to constitute such committees. We intend to constitute such committees in the first quarter following the acquisition of Ignition Technologies.

Although our board of directors is empowered, pursuant to our articles, to appoint a director who has not been elected with shareholder approval, the current number of directors of our company is set at four. As we have appointed Mark Jensen as a director and have determined that the appropriate number of directors of our company is five, we are asking shareholders to set the number of directors accordingly. Consequently, we are asking shareholders to pass an ordinary resolution to set the number of directors of our company at five.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO SET THE NUMBER OF DIRECTORS AT 5.

PROPOSAL TWO - ELECTION OF DIRECTORS

The directors of our company are elected at each annual general meeting and hold office until the next annual general meeting or until their successors are appointed. In the absence of instructions to the contrary, the enclosed Form of Proxy will be voted for the nominees listed in the Form of Proxy, all of whom are presently members of our board of directors.

All of our current directors are standing for re-election at our annual and special meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2006, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying Form of Proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the Form of Proxy.

Directors are elected by a plurality of votes cast in person or by proxy at our annual and special meeting. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information as of October 25, 2005, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Company	Date Position First Held
Alessandra Bordon	30	President, Chief Executive Officer, Treasurer and Director	Director, President, Chief Executive Officer, and Treasurer since November 4, 2003
Franco Perrotta	35	Director and Chief Financial Officer	Director since May 28, 2001, Chief Financial Officer since November 4, 2003
Michael Hu	31	Director	Director since March 7, 2003
Jeff Poloni	43	Director	Director since November 4, 2003
Mark Jensen	43	Director	Director since October 25, 2005

Alessandra Bordon, Director, President, Chief Executive Officer and Treasurer

Alessandra Bordon is a business person with experience in business development, sales, operations and marketing. Ms. Bordon has worked in corporate, government, software, not-for-profit and academia launching and building new business ventures.

Alessandra Bordon obtained her Bachelor of Arts degree (Communications) from Simon Fraser University in Burnaby, British Columbia in 2000. During her studies, Ms. Bordon worked with the following organizations as a full-time employee: (i) the federal government at Human Resources Development Canada - New Brunswick Region from January to April 1997 where her duties included communication planning, execution and media relations; (ii) the Certified General Accountants of British Columbia from May to December 1997 where her duties included event planning, media relations and internal and external communications work; and (iii) Incognito Software from May to December 1999, where her duties included high-tech marketing communications and niche media relations. In addition, Ms. Bordon was employed as a full-time consultant by the FREDA Centre for Research from January 1999 to April 2000, where her duties included media relations which involved training of media spokespeople, crafting media relations programs manuals, press release creation and dissemination, and securing and speaking at media interviews.

Ms. Bordon's current employment is with NUVO magazine as a full-time employee. She began working for NUVO as the Director of Sales & Marketing in June 2000. Her duties involve business development as she manages and fosters current and new advertising relationships. She also manages the marketing activities of NUVO which involve designing and executing marketing initiatives to further generate advertising and subscription revenue through events, tradeshows and subscriber initiatives.

In addition to her Bachelor's Degree of Arts (Communications) which she obtained in 1998 from Simon Fraser University, Alessandra Bordon has a Diploma in Music from Vancouver Community College. Ms. Bordon has sung professionally for eight years in various venues. Recently, her musical interests outside her business and employment life are limited to minor charity involvement during her personal time and involves no more than four hours per month during the last five years.

Ms. Bordon had no direct training or experience in minerals exploration or mining prior to joining our company. Since her appointment as President, Chief Executive Officer and Treasurer, Ms. Bordon has spent approximately 20% of her time working on the affairs of our company.

Franco Perrotta, Director and Chief Financial Officer

Franco Perrotta obtained his Bachelor of Education degree from the University of British Columbia in 1994 and has been employed as an elementary teacher in Langley, British Columbia, Canada since 1998. Mr. Perrotta had no direct training or experience in minerals exploration or mining prior to joining our company. In the past year, Mr. Perrotta has spent approximately 20% of his time working on the affairs of our company.

Michael Hu, Director

Michael Hu has been a director of Tasker Capital Corp., a company whose shares of common stock are quoted for trading on the over-the-counter bulletin board, since February 2, 1999. Mr. Hu is also a businessman in the food and beverage industry. He has been working at Ballyhigh Holdings Ltd. for more than ten years. Ballyhigh Holdings is a restaurant operation, management and consultant company. During his time at Ballyhigh Holdings, it owned the Imperial, the Meridian and the Dynasty restaurants and provided management service for two other restaurants. Mr. Hu's position as beverage manager and his executive responsibilities ranged across new restaurant bar layout planning, wine list design, pricing strategies to management and operations. His extensive operational experience includes both alcohol and non-alcohol beverage sales, purchasing and inventory control. He developed and implemented strategic high-end wine sales initiatives that led to improvements in sales and gross margins. Additionally, Mr. Hu oversaw staff training and equipment maintenance. Under his leadership, the division increased volume and generated revenues averaging $300,000 a year. Mr. Hu had no direct training or experience in minerals exploration or mining prior to joining our company. Mr. Hu provides promotional and marketing services to our company on a part-time basis, in addition to assisting management with capital raising activities when and if required by our company.

Jeff Poloni, Director

Jeff Poloni has been the President of Avant Garde Signs since 1991. Avant Garde Signs manufactures custom architectural signs and displays. Since 2002, Mr. Poloni has also been a director of Carmax Explorations Ltd., a company that is actively involved in exploration of mineral resources and listed on the TSX Venture Exchange in Canada. From 1980 to 1994, Mr. Poloni was President of Jeffco Holdings, a company which conducted contract exploration work in both North and South America for junior mining companies.

Mark Jensen, Director

Mark Jensen is the Chief Executive Officer of Ignition Technologies, the company we acquired upon the closing of the Share Exchange Agreement. Mark Jensen has been the owner and President of DVRC, LLC since 2000. Mr. Jensen provides marketing and sales engineering services to small and mid-size companies to assist with corporate growth. From 1990 to 1999 Mr. Jensen was a self-employed marketing and sales consultant providing marketing and sales engineering services to small and mid-size companies to assist with corporate growth. From 1987 to 1989 Mr. Jensen owned and operated West Seattle Nautilus Center, a small personal training center in Seattle. From 1985 to 1987 Mr. Jensen owned and operated Bodyworld Fitness Center, a body building gym in Seattle. Mr. Jensen received a Bachelor of Arts degree in communication from Washington State University in 1984.

PROPOSED CHANGE IN DIRECTORS

On October 25, 2005, our company closed a Share Exchange Agreement dated July 29, 2005. Pursuant to the terms of the share exchange agreement, we acquired all of the 47,370 issued and outstanding shares of common stock in the capital of Ignition Technologies, in exchange for the issuance by our company of 4,500,000 shares of common stock in the capital of our company to the selling shareholders of Ignition Technologies on the basis of 95 common shares of our company for every one common share of Ignition Technologies. Ignition Technologies is a software developer for the entertainment industry, focussing on poker. Please see page 4 of this proxy statement under the heading "Acquisition of Ignition Technologies, Inc." for additional information regarding Ignition Technologies.

The issuance of the 4,500,000 shares of our common stock resulted in the selling shareholders acquiring approximately 60% of the issued and outstanding shares of our company. As of the closing date of the share exchange agreement, our company has focussed on the business of software development through Ignition Technologies as our wholly-owned subsidiary.

Pursuant to the terms of the Share Exchange Agreement, our company initially contemplated that our company would appoint Mark Jensen to our board of directors and three of our current four board members would tender their resignation. Although the appointment and subsequent resignations constituted a condition to the closing of the share exchange agreement, Ignition Technologies and the selling shareholders waived the condition precedent. Our company was also required, as a condition to closing the Share Exchange Agreement, to provide Ignition Technologies with the undated written resignation of one of our current directors. Our board of directors agreed that Jeff Poloni would be the most appropriate individual to tender his resignation due to his familiarity with the oil and gas industry, his wish to continue to concentrate on such endeavours, and our company's corresponding transfer of all of our oil and gas interests. Although it is more likely that Jeff Poloni will be the first director to be replaced following the meeting, our company cannot offer any assurance that Mr. Poloni will be the first director to be replaced or the date when this will occur. Our company believes that none of the nominees will resign prior to the meeting and we are not aware of the order or timing of the resignations after the meeting.

Some of our directors, such as Alessandra Borden and Franco Perrotta, are executive officers and directors. Our company anticipates that when such individuals resign, they will resign as both directors and officers of our company. Once again, however, our company does not know when such resignations will occur or the order in which our directors will resign.

As of the closing date of the Share Exchange Agreement, our company has focussed upon the business of Ignition Technologies and has determined that it is in the best interests of our company to appoint new board members who have experience with the management of Ignition Technologies and experience in the software development business in general. All of the parties to the Share Exchange Agreement, however, recognize the difficulties associated with the transition of a private company to a public company. Therefore, our company has appointed Mark Jensen to our board of directors and will gradually replace an additional director approximately every few months from the closing date so as to ensure that our company undergoes a smooth transition during the change in our business focus. Although the current board of directors, and the board of directors of Ignition Technologies have agreed on the gradual replacement of directors as set out above, there is nothing to prevent the change from occurring on an accelerated or delayed basis if our board of directors determines that it is in the best interests of our company.

The proposed change in the directors of our company will be carried out on a gradual basis and does not require the filing of a Schedule 14C Information Statement at this time.

Under our current Articles, our board of directors has the power at any time and from time to time to appoint any person as a director to fill a casual vacancy. Any director so appointed shall hold office only until the next following annual general meeting of our company at which directors are to be elected, and be eligible for re-election at such meeting.

Under the proposed Articles that we are asking our shareholders to approve at the meeting, any casual vacancy occurring in our board of directors may be filled by the directors.

Our company does not have a nominating committee or a committee performing similar functions nor does our company have a written nominating charter. Please see page 12 of this proxy statement for a discussion as to why our company does not currently have a nominating committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL TWO.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2005, our board of directors held no meetings and acted approximately five (5) times by written consent. For the year ended March 31, 2005 our only standing committee of the board of directors was our audit committee.

Audit Committee

Currently our audit committee consists of our entire board of directors. We currently do not have a compensation committee or committees performing similar functions.

During fiscal 2005, there were no meetings held by this committee. Typically, the business of the audit committee is conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our board of directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date.

Nominating Committee

Our company currently does not have a nominating committee or a committee performing similar functions nor does our company have a written nominating committee charter. Our board of directors does not believe that it is warranted to have such a committee because it believes that the functions of such a committee can be adequately performed by the board of directors.

Our company does not have any defined policy or procedure requirements for shareholders to submit recommendations or nominations for directors. Our board of directors believes that, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our company does not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or shareholders, and makes recommendations for election or appointment.

A shareholder who wishes to communicate with our board of directors may do so by directing a written request addressed to the Chief Executive Officer, Alessandra Bordon, at the address appearing on the first page of this proxy circular.

DIRECTOR COMMUNICATIONS

Shareholders may contact any of our directors, including any committee of the board of directors or the entire board of directors, by writing to "The Board of Directors of Tryx Ventures Corp.", c/o Tryx Ventures Corp., Suite 314 – 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the annual and special meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described under the heading "Executive Compensation", since the beginning of the fiscal year ended March 31, 2005, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of the following persons had, or is to have, a direct or indirect material interest: a director or executive officer of our company; a nominee for election as a director of our company; a beneficial owner of more than five percent of the outstanding shares of our common stock; or any member of the immediate family of any such person.

EXECUTIVE OFFICERS

The following individuals serve as the directors and executive officers of our company and our operating subsidiary. All directors of our company and our subsidiary hold office until the next annual meeting of the shareholders or until their successors have been elected and qualified. The executive officers of our company and our operating subsidiary are appointed by our board of directors and hold office until their death, resignation or removal from office.

Name	Age	Position(s) Held	Date Position First Held
Alessandra Bordon	30	President, Chief Executive Officer, Treasurer and Director of Tryx Ventures Corp.	Director, President, Chief Executive Officer and Treasurer since November 4, 2003
Franco Perrotta	35	Director and Chief Financial Office of Tryx Ventures Corp.	Director since May 28, 2001, Chief Financial Officer since November 4, 2003

Michael Hu	31	Director of Tryx Ventures Corp.	Director since March 7, 2003
Jeff Poloni	43	Director of Tryx Ventures Corp.	Director since November 4, 2003
Mark Jensen	43	Director of Tryx Ventures Corp. Chief Executive Officer of Ignition Technologies, Inc.	Director since October 25, 2005 Chief Executive Officer of Ignition Technologies, Inc. since April 1, 2005
Dan Goldman	43	Chief Financial Officer of Ignition Technologies, Inc.	Chief Financial Officer of Ignition Technologies, Inc. since April 1, 2005
Adam Morand	34	Vice President of Operations of Ignition Technologies, Inc.	Vice President of Operations of Ignition Technologies, Inc. since April 11, 2005

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience of the executive officers of our company and operating subsidiary during at least the last five years not already discussed above under the section “Nominees”.

Dan Goldman

Dan Goldman is the Chief Financial Officer of Ignition Technologies. Daniel Goldman brings has 22 years of experience in business management, operations and consulting. Recently, he was Chief Financial Officer, Chairman and founder of Executive Wireless, Inc. a mobile data provider to the real estate industry. Mr. Goldman was an initial founder and director of Can Am International Investment Corp, where he acted as Chief Financial Officer and assisted in taking the company public on the NASDAQ. He has been a strategic business consultant and investor for the past 21 years. He currently owns and consults for many successful business ventures.

Adam Morand

Adam Morand is the Vice President of Operations of Ignition Technologies. Adam Morand is a consultant and program designer, he has worked with several large and prominent businesses. He is the President and founder of Illuminated Technologies. Adam brings over 10 years of high tech management experience and has provided technical consulting services for over 200 companies. Adam has served as a project manager in the design, development and implementation of various types of information and communication systems.

EXECUTIVE EMPLOYMENT AGREEMENTS

There are no employment or consulting agreements between our company and any of our executive officers. There are no compensatory plans or arrangements with any executive officer of our company or our subsidiary for payments to be made to an executive officer following the retirement, resignation or termination of any executive officer's employment with our company or our subsidiary.

Ignition Technologies, our wholly-owned operating subsidiary, has entered into consulting agreements with the following persons: Don Currie, Daniel Goldman and Mark Jensen. Pursuant to the terms of the consulting agreement, the respective consultants provide the respective executive services and duties described in the agreement in return for the compensation specified therein until permanent employees are hired to perform those functions. Both Ignition Technologies and the respective consultants can terminate the agreement, without cause, with notice in writing.

DVRC, LLC, with Mark Jensen as its principal, entered into a Consulting Agreement dated April 1, 2005 with Ignition Technologies whereby DVRC agreed to act as interim Chief Executive Officer of the company in consideration for an engagement fee of $3,000 and monthly compensation of $10,000. DVRC is expected to provide, on average, a minimum of 65 hours per month of services. Don Currie entered into a Consulting Agreement dated June 1, 2005 with Ignition Technologies whereby Mr. Currie agreed to act as interim Vice President of Investor Relations of the company in consideration for an engagement fee of $5,000 and a monthly salary of $5,000. Mr. Currie is expected to provide, on average, a minimum of 40 hours per month of services. D. C. Goldman & Associates entered into a Consulting Agreement dated April 1, 2005 with Ignition Technologies whereby D. C. Goldman & Associates agreed to act as interim Chief Financial Officer of the company in consideration for an engagement fee of $3,000 and monthly compensation of $8,000. The consultant is expected to provide, on average, a minimum of 65 hours per month of services.

COMPENSATION OF DIRECTORS

We reimburse our directors for expenses incurred in connection with attending board meetings but did not pay director's fees or other cash compensation for services rendered as a director in the years ended March 31, 2005 and 2004.

We have no formal plan for compensating our directors for their service in their capacity as directors. We may grant to our directors in the future options to purchase shares of common stock as determined by our board of directors or a compensation committee which may be established in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our company other than services ordinarily required of a director. Other than indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

EQUITY COMPENSATION PLAN INFORMATION

As of March 31, 2005 our company did not have any equity compensation plans.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid during the fiscal years ended March 31, 2005, March 31, 2004 and March 31, 2003 to our Chief Executive Officer, Chief Financial Officer and other officers and directors who received annual compensation in excess of $100,000 during the years ended March 31, 2005, 2004 and 2003 ("Named Executive Officers").

SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards(1)		Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Annual Compen- sation(2)	Securities Underlying Options/ SAR's Granted	Restricted Stock Awards	LTIP Pay- outs	All Other Compen- sation
Alesssandra Bordon(3) President, CEO and Director	2005 2004 2003	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A
Franco Perrotta(4) Chief Financial Officer	2005 2004 2003	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A	Nil Nil N/A

Maurizio Grande(5) Former President and CEO	2005 2004 2003	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil	N/A Nil Nil
Michael F.K. Mews(6) Former President and CEO	2005 2004 2003	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil	N/A N/A Nil

(1)      Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights ("SAR's") or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2)      The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3)	Ms. Bordon was appointed as our President, Chief Executive Officer and Treasurer on November 4, 2003.
(4)	Mr. Perrotta was appointed as our Chief Financial Officer on November 4, 2003.
(5)	Mr. Grande resigned as our President and Chief Executive Officer on November 4, 2003.
(6)	Mr. Mews resigned as our President and Chief Executive Officer on February 20, 2002.

No executive officer of our company received annual salary and bonus in excess of $100,000 for the years ended March 31, 2004, 2003 and 2002. During such time we did not pay any salaries or bonuses to any of our executive officers. As of the date of this proxy statement, we have no compensatory plan or arrangement with respect to any officer that results or will result in the payment of compensation in any form from the resignation, retirement or any other termination of employment of such officer's employment with our company, from a change in control of our company or a change in such officer's responsibilities following a change in control.

Except for Mark Jensen, as principal of DVRC, whose current annual salary is $123,000, there were no executive officers of Ignition Technologies serving as of October 25, 2005, and no executive officer who served as such during the fiscal years of Ignition Technologies ended December 31, 2004, 2003 and 2002, whose total salary and bonus exceeded $100,000 per year. Mark Jensen acts as the interim Chief Executive Officer of Ignition Technologies. Pursuant to the terms of a consulting agreement dated April, 2005, between DVRC and Ignition Technologies, DVRC received an engagement fee of $3,000 and receives monthly compensation of $10,000 commencing April 1, 2005. Mark Jensen is the principal of DVRC. Ignition Technologies does not maintain, and did not maintain at any time during its most recently completed fiscal year ended December 31, 2004, any long-term compensation plans. As such, there were no long-term compensation plan awards or payouts to any Ignition Technologies executive officers during any of Ignition Technologies' three most recently completed fiscal years ended December 31, 2004, 2003 and 2002.

Options Granted to our Named Executive Officers in the Year Ended March 31, 2005

During the year ended March 31, 2005 our company did not grant any options to our Named Executive Officers.

Options exercised by our Named Executive Officers in the Year Ended March 31, 2005

During the year ended March 31, 2005 no stock options were exercised by our Named Executive Officers.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended March 31, 2005, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Alessandra Bordon	1(1)	1(1)	Nil
Frank Perrotta	1(1)	1(1)	Nil
Jeff Poloni	1(1)	1(1)	Nil
Michael Hu	1(1)	1(1)	Nil
Mauro Baessato	1(1)	1(1)	Nil
Trident Oil & Gas Inc.	Nil	Nil	Nil
Atlas Energy Corp.	Nil	Nil	Nil

(1)	The named officer, director or greater than 10% stockholder, as applicable, filed a late Form 3 - Initial Statement of Beneficial Ownership of Securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 25, 2005, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, nominee and named executive officer of our company and our wholly-owned operating subsidiary, and by the directors and executive officers of our company as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Positions Held	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Alessandra Bordon 112 - 4238 Albert Street Burnaby, BC V5C 2E8	Director, President, Chief Executive Officer and Treasurer of Tryx Ventures Corp.	250,000	3%
Franco Perrotta 3735 Triumph Street Burnaby, BC V5C 1Y5	Director and Chief Financial Officer of Tryx Ventures Corp.	275,000	4%
Jeff Poloni, 37 - 2688 Mountain Highway North Vancouver, BC V7J 2H5	Director of Tryx Ventures Corp.	Nil	0%
Michael Hu 202 - 930 East 7th Avenue Vancouver, BC V5T 1P6	Director of Tryx Ventures Corp.	Nil	0%
Mauro Baessato Secretary, 750 Friar Crescent North Vancouver, BC V5G 1M6	Secretary of Tryx Ventures Corp.	Nil	0%
Mark Jensen (2) 10915 NE 133 Street Kirkland, WA 98034	Director of Tryx Ventures Corp. and Chief Executive Officer of Ignition Technologies, Inc.	1,394,079	19%

Daniel Goldman 24215 13th Place W. Bothell, WA, 98021	Chief Financial Officer of Ignition Technologies, Inc.	809,848	11%
Adam Jason Morand 1588-409 Granville Street Vancouver, BC V6C 1T2	Vice President of Operations of Ignition Technologies, Inc.	427,486	6%
Acceleron Capital Ltd. PO Box 4470 Lake Tahoe, Nevada, 89449	Nil	474,984	6%
West Coast Investment Holdings, LLC (2) 10915 NE 133 Street, Kirkland, WA, 98034	Nil	1,394,079	19%
Androgas Property S.A. (3) Castellezgasse 17, A-1020, Wien, Vienna, Austria	Nil	3,714,286(3)	33%(3)
Directors and Officers as a group (8 persons)		3,156,513	42%

(1)

Based on 7,504,700 shares of common stock issued and outstanding as of October 25, 2005. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for the purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2)	West Coast Investment Holdings, LLC is wholly-owned and operated by Mark Jensen, Chief Executive Officer of Ignition Technologies and a director of our company.

(3)

Pursuant to the terms of a Credit Facility Agreement dated October 21, 2005, which closed on October 25, 2005, between Androgas Property and our company, Androgas Property advanced $1.3 million of a $2,765,000 convertible credit facility. The credit facility matures on October 21, 2010. The amounts advanced under the credit facility are convertible into units at a price of $0.70 per unit. Each unit consists of one common share and one share purchase warrant. The warrants may be exercised for a period of three years from the date of issuance and are exercisable at $1.00 per share. If Androgas Property was to convert all $1.3 million advanced under the credit facility and exercised all share purchase warrants as of the date of this proxy statement, Androgas Property would hold approximately 3,714,286 shares, or 33%, of our common stock.

PROPOSAL THREE - APPOINTMENT OF INDEPENDENT AUDITORS

Telford Sadovnick, P.L.L.C., certified public accountants of the 6th Floor – 543 Granville Street, Vancouver, British Columbia Canada, has been selected by our board of directors and audit committee to serve as our independent auditors for the fiscal year ending March 31, 2006. Telford Sadovnick, P.L.L.C. was appointed by our audit committee to serve as our independent auditors effective June 7, 2005. Previous to the engagement of Telford Sadovnick, P.L.L.C., Morgan and Company acted as our independent auditors until June 5, 2005. It is proposed that the remuneration to be paid to the independent auditors be fixed by our audit committee.

We ended our relationship with our previous independent auditors, Morgan and Company, as of June 5, 2005. Morgan and Company's report on the financial statements for the fiscal year ended March 31, 2004 for which Morgan and Company was our company's independent auditors did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended and approved by our audit committee.

During the two most recent fiscal years there were no disagreements between us and either Telford Sadovnick, P.L.L.C. or Morgan and Company, our former independent auditors, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement or disagreements, if not resolved to the satisfaction of the independent auditors, would have caused it to make reference to the subject matter of the disagreement or disagreements in connection with its report on the financial statements for such years.

All services provided by Telford Sadovnick, P.L.L.C. in the fiscal year ended March 31, 2005 have been reviewed with our audit committee to confirm that the performance of such services is consistent with the regulatory requirements for auditor independence.

A representative of Telford Sadovnick, P.L.L.C. is not expected to be present at our annual and special meeting, nor is a representative of Telford Sadovnick, P.L.L.C. expected to make a statement. In the event that a representative of Telford Sadovnick, P.L.L.C. is present at our annual and special meeting, such representative or representatives will have an opportunity to make a statement if such representative or representatives so desire, and will be available to respond to appropriate questions by shareholders. The affirmative vote of a majority of the common shares represented in person or by proxy at our annual and special meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPOINTMENT OF TELFORD SADOVNICK, P.L.L.C. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2006.

AUDIT FEES

As at June 30, 2005, Telford Sadovnick, P.L.L.C. had billed our company aggregate fees of CDN$3,000 for: professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-KSB for the fiscal year ended March 31, 2005; the audit of our company's internal control over financial reporting, and for the attestation of management's report on the effectiveness of internal control over financial reporting.

The aggregate fees billed by Morgan and Company, our former independent auditors, for professional services rendered for the audit of our annual financial statements included in our annual report on Form 10-KSB for the fiscal year ended March 31, 2004 and our quarterly reports on Form 10-QSB for the quarterly periods ended June 30, 2004, September 30, 2004, and December 31, 2004 was CDN$8,125

AUDIT RELATED FEES

During the fiscal year ended March 31, 2005, there were $2,708 audit related fees accrued to our company by Telford Sadovnick, P.L.L.C. which are not otherwise reported under the caption "Audit Fees" above. "Audit related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of our company's financial statements and internal control over financial reporting, including services in connection with assisting our company in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.

For the fiscal year ended March 31, 2004, the aggregate audit related fees billed by Morgan and Company, our former independent auditors, which are not otherwise reported under the caption "Audit Fees" above, were CDN$0.

TAX FEES

During the fiscal years ended March 31, 2005 and 2004, we did not engage either of Telford Sadovnick, P.L.L.C. or Morgan and Company, our former independent auditors, to provide us with any services related to tax compliance, tax advice or tax planning.

ALL OTHER FEES

During the fiscal year ended March 31, 2004, we did not engage either of Telford Sadovnick, P.L.L.C. or Morgan and Company, our former independent auditors, to provide us with services that did not constitute audit fees, audit related fees or tax fees.

PROPOSAL FOUR – TRANSITION APPLICATION

The Business Corporations Act (British Columbia) came into force on March 29, 2004. As a result, the Company Act (British Columbia) was repealed, and our company became a "pre-existing company" subject to the provisions of the Business Corporations Act (British Columbia) and the "Pre-Existing Company Provisions" set forth in Table 3 to the Business Corporations Regulation (British Columbia). A copy of the Pre-Existing Company Provisions may be viewed during normal business hours at the office of our company's solicitors, Clark Wilson LLP, at 800 – 885 West Georgia Street, Vancouver, British Columbia.

Every pre-existing company is required to file a Transition Application containing a Notice of Articles with the British Columbia Registrar of Companies, as a result of which the Notice of Articles will be deemed to supersede and replace our company's Memorandum. A pre-existing company that fails to file a Transition Application containing a Notice of Articles before March 29, 2006 will be subject to dissolution. Further, a pre-existing company that has not transitioned itself under the Business Corporations Act (British Columbia) may not effect any changes to its Memorandum or Articles.

The Business Corporations Act (British Columbia) does not permit our company to make any changes to our charter documents as part of the filing of the Transition Application. The information contained in the Transition Application will reflect the current status of our company at the time of its filing, including the mandatory application of the Pre-Existing Company Provisions.

In light of the foregoing, the shareholders will be asked to approve the following ordinary resolution by at least a majority of the votes cast at the meeting to approve the transition of our company under the Business Corporations Act (British Columbia):

"BE IT RESOLVED that:

1.	Our Company be and is hereby authorized to file a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia);
2.	The Notice of Articles, in addition to containing the other information required to be included therein under the Business Corporations Act (British Columbia), shall provide that:
(a)	the authorized share structure shall consist of 200,000,000 shares, divided into:
(i)	one hundred million (100,000,000) common shares without par value; and
(ii)	one hundred million (100,000,000) Class "A" preferred shares with a par value of $1.00 each, having attached thereto the special rights and restrictions set forth in paragraph 3 of the Memorandum; and
(b)	the Pre-Existing Company Provisions set forth in Table 3 to the Business Corporations Regulation (British Columbia) shall apply;
3.

Our company be and is hereby authorized to alter its Articles to the extent necessary to ensure compliance with section 438(3) of the Business Corporations Act (British Columbia) by adding to the first page thereof our company's incorporation number; and

4.	Any one of our directors or officers be and is hereby authorized to execute such documents and instruments, and to do such further acts, as may be necessary to give full effect to these resolutions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE FILING OF THE TRANSITION APPLICATION.

PROPOSAL FIVE – REMOVAL OF PRE-EXISTING COMPANY PROVISIONS

Subject to the filing of the Transition Application containing a Notice of Articles, our company proposes to amend our Notice of Articles to take advantage of certain provisions of the Business Corporations Act (British Columbia) that give greater flexibility to companies in terms of corporate governance and shareholder rights. The Pre-Existing Company Provisions carry over certain requirements that our company was subject to under the former Company Act (British Columbia). The Company Act (British Columbia) contained mandatory pre-emptive rights, mandatory pro-rata repurchase of shares and mandatory pro-rata redemption of shares. Under the Business Corporations Act (British Columbia), a company incorporated under the new legislation may elect to be governed by some or all of the former Pre-Existing Company Provisions, but only if such provisions are included in the company’s Articles. The Business Corporations Act (British Columbia) does not contain provisions similar to the Pre-Existing Company Provisions and, if a company does not insert such provisions into its Articles, the default provisions under the Business Corporations Act (British Columbia) apply and the company will not be subject to the Pre-Existing Company Provisions.

Legislators of the Business Corporations Act (British Columbia) faced a dilemma in regards to companies incorporated under the Company Act (British Columbia). Many companies, especially closely-held companies, incorporated under the Company Act (British Columbia) wish to be governed by the Pre-Existing Company Provisions. Many companies, however, did not insert the Pre-Existing Company Provisions directly into their Articles because such rights were expressly set out in the provisions of the Company Act (British Columbia). Upon the promulgation of the Business Corporations Act (British Columbia), and without the Pre-Existing Company Provisions, such rights would immediately vanish and such companies would no longer be subject to pre-emptive or pro-rata restrictions.

The discrepancy was unacceptable to both legislators and companies incorporated under the Company Act (British Columbia). In order to preserve the former rights afforded under the prior legislation, the legislators authorized the Lieutenant Governor in Council, by regulation, to prescribe and designate those provisions as Pre-Existing Company Provisions. Although Rule 14a-14(a)(3) requires companies to unbundle proposals so that shareholders may vote separately for shareholder proposals, the Business Corporations Act (British Columbia) expressly states that our company is not permitted to separate or unbundle the Pre-Existing Company Provisions to enable our shareholders to vote separately for the elimination of each provision.

Pursuant to section 442 of the Business Corporations Act (British Columbia), our company is not permitted to separate the Pre-Existing Company Provisions although our company may elect to add separate Pre-Existing Company Provisions to our Articles once our company has removed all of the Pre-Existing Company Provisions. As of the date of this proxy statement, however, our company does not intend to adopt any provision similar to the Pre-Existing Company Provisions.

In order to take full advantage of the flexibility offered by the Business Corporations Act (British Columbia), our company's shareholders will be asked to adopt a special resolution authorizing the alteration of the Notice of Articles to remove the application of the Pre-Existing Company Provisions. Upon removal of the Pre-Existing Company Provisions, a company will be able to take advantage of the following provisions offered under the Business Corporations Act (British Columbia):

•

a company may amend its Articles to specify the level of shareholder approval required to pass a special resolution at a meeting of shareholders, provided the required level of approval is at least two-thirds, or 66.7%, and not more than three-quarters, or 75%, of the votes cast;

•	a private company may amend its Articles to allow the company to issue shares to any person without the prior permission of its existing shareholders and to redeem shares of any person without the prior permission of its existing shareholders (a reporting or public company is not subject to pre-emptive rights under both the current and former legislation);

•	a company may amend its Articles to allow the company to repurchase any shares at any time without having to repurchase the shares on a pro-rata basis from the other shareholders;
•	there is no specific residency requirement of the directors;
•	a company may amend its authorized share structure to provide for an unlimited number of authorized shares; and
•	a company may hold its own shares instead of returning them to treasury, and a subsidiary company may hold the shares of its parent company.

We have set out the following material Pre-Existing Company Provisions that our company seeks to replace at the meeting and the default provisions under the Business Corporations Act (British Columbia) that will result upon their removal:

Material Provision	Pre-Existing Company Provision under our Present Articles	Default provisions of the Business Corporations Act (British Columbia) if the Pre-Existing Company Provisions are removed
Issuance of shares(1)	Shareholders have a pre-emptive right on an issuance of stock(2)	Unless the Articles state otherwise, there are no pre-emptive rights
Special Resolution	A special resolution is no less than three-quarters, or 75%, of the votes entitled to be cast at a meeting	A special resolution is no less than two-thirds, or 66.7%, of the votes entitled to be cast at a meeting
Repurchase of Shares	Except in limited circumstances, a company must repurchase its shares rateably(3)	A company may repurchase its shares from any person
Redemption of Shares	If some but not all shares of a class or series are redeemed, the company must redeem the shares rateably among all shareholders	Unless the Articles state otherwise, there is no requirement for rateable redemptions
Issue price for shares	Set by special resolution	As set out in the company's Articles, and if silent, by directors' resolution

(1)      This provision only applies to companies that are not reporting or public companies. The pre-emptive provisions would therefore only apply to our company if we ceased to be a reporting or public company.

(2)        This provision does not apply in specific circumstances including an allotment of shares issued for a consideration of all or substantially all of which is other than money or an allotment of shares under a right of conversion, an amalgamation, an arrangement, a dividend in shares, an employee share ownership plan or an employee venture capital plan as set out in P9 of Table 3 of the Business Corporation Regulation (British Columbia).

(3)      This provision does not apply if the purchase is made through a securities exchange, from an employee or former employee of the company or of an affiliate of the company, if relieved by a special separate resolution of the company's shareholders holding shares of the class and series from which the shares are to be purchased, if the purchase price for the shares being purchased is not more than the fair market value of those shares or the other limited circumstances set out in P17 of Table 3 of the Business Corporations Regulation (British Columbia).

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing a Notice of Articles as required by the Business Corporations Act (British Columbia):

1.

The Pre-Existing Company Provisions set forth in Table 3 of the Regulations to the Business Corporations Act (British Columbia) (the "Pre-Existing Company Provisions") be removed and no longer apply to our company;

2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	The removal of the Pre-Existing Company Provisions shall not take effect until the Notice of Alteration is filed with the Registrar of Companies."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REMOVAL OF THE PRE-EXISTING COMPANY PROVISIONS.

PROPOSAL SIX – INCREASED MAXIMUM NUMBER OF COMMON SHARES

Subject to the filing of the Transition Application containing a Notice of Articles, our company proposes to amend our charter to alter the authorized share structure of our company to allow for an unlimited number of common shares without par value.

Management believes that authorizing our company to issue an unlimited number of common shares would benefit our company by allowing for greater corporate flexibility. Management is seeking to increase the authorized number of common shares as a result of the flexibility offered under the Business Corporations Act (British Columbia), once our company is transitioned as discussed in proposal 4. Among other things, management believes that the adoption of this proposal would help to avoid the delays and expenses associated with convening a special meeting to approve an alteration to our company's authorized share structure in the event that our authorized share capital of 100,000,000 common shares is exceeded. As of October 25, 2005, we had 7,504,700 common shares issued and outstanding. Pursuant to proposal 11, our company is seeking shareholder approval to subdivide our common stock whereby every 1 common share would be subdivided into 5.5 common shares. If proposal 11 is approved by our shareholders at the meeting, our company will have 41,275,850 shares issued and outstanding. Our board of directors has determined that our company requires an increase in our authorized share capital to anticipate future issuances of stock and stock subdivisions. Additionally, our board of directors has determined that seeking shareholder approval for incremental increases in our share capital represents an unwarranted expense of our company.

The authorized capital of our company consists of 100,000,000 common shares without par value and 100,000,000 Class "A" preferred shares with a par value of $1.00 per share. Our common stock has dividend and voting rights that are set out in our Articles. Currently, dividends may be paid, subject to the applicable provisions of the Business Corporations Act (British Columbia), and subject to the discretion of our board of directors. Dividends may be paid in money, property or stock. The voting rights for the common shares of our company entitle a holder to one vote per share of common stock held, provided that the holder is a holder on a record date declared by our board of directors. Our company is seeking to replace our current Articles with the Articles attached at Appendix A pursuant to proposal 9. If our shareholders elect to replace our current Articles with the Articles attached as Appendix A, the voting and dividend rights and the rights upon dissolution of our company of our common shareholders will not be effected.

As a public company under the Business Corporations Act (British Columbia), our shareholders do not have any pre-emptive rights. Under the act, companies such as ours that are governed by the Pre-Existing

Company Provisions, are subject to pre-emptive rights unless they are a reporting or public company. Pre-emptive rights require a company to offer any issuance of shares to the current shareholders on a pro-rata basis. Similarly, such rights require a company to redeem shares on a pro-rata basis. If our company ceases to be a public company, and we remain governed by the Pre-Existing Company Provisions, our company will be subject to pre-emptive rights. Pursuant to proposal 5, however, our company is seeking to remove the application of the Pre-Existing Company Provisions and adopt new Articles under proposal 9.

RISK FACTORS

Shareholders should carefully consider the risk factors set out below before voting on proposal 6 to increase the maximum number of common shares to an unlimited number of common shares.

If our shareholders approve an increase in the number of authorized capital to an unlimited number of common shares, our board of directors will be permitted to issue an unlimited number of common shares which will result in the dilution of our existing shareholders.

Upon approval of proposal 6 at the meeting, our Notice of Articles will authorize the issuance of an unlimited number of common shares and our board of directors will have the authority to issue an unlimited number of common shares. The issuance of any such shares may result in a reduction of the book value and/or market price of the outstanding shares of our common stock. It will also cause a reduction in the proportionate ownership and voting power of all other shareholders. Any issuance of a substantial number of shares of our common stock in the public market could cause a reduction in the market price of our common stock and result in significant dilution to our current shareholders. We had 7,504,700 shares of common stock issued and outstanding as of October 25, 2005. If our shareholders approve the increase of our authorized share capital, a substantial number of our shares of common stock may be issued at any time by our board of directors, which could have an adverse effect on the price of our common stock. Any significant downward pressure on the price of our common stock resulting from a substantial issuance of our stock for any reason could encourage short sales by holders of our stock. Any such short sales could place further downward pressure on the price of our common stock.

If our board of directors authorizes the issuance of a substantial number of common stock, such issuance may result in a change of control of our company, thereby limiting the ability of our current shareholders to effect voting control over future corporate matters than are decided at shareholder meetings.

Upon approval of proposal 6 at the meeting, our directors will be permitted to issue an unlimited number of shares of common stock. Such an issuance or issuances may result in a new or current shareholder obtaining enough common shares to constitute a change of control of our company. If any person obtains more than 50% of the issued and outstanding shares of our company, the shareholder will be permitted to individually elect all of the directors to our board of directors and pass any shareholders' resolution that does not require a special resolution. If such a shareholder is able to appoint at least a majority of the members of our board of directors, the shareholder will be permitted to influence substantial control over our company and influence future corporate actions.

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.	The maximum number of common shares that our company is authorized to issue be increased from one hundred million (100,000,000) to an unlimited number of common shares without par value;
2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	All such alterations to the authorized share structure of our company shall not take effect until the Notice of Alteration is filed with the Registrar of Companies."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE INCREASE IN THE MAXIMUM NUMBER OF COMMON SHARES.

PROPOSAL SEVEN – CANCELLATION OF CLASS A PREFERRED SHARES

Subject to the filing of the Transition Application containing a Notice of Articles, our company proposes to amend our charter to cancel the 100,000,000 Class "A" preferred shares with a par value of $1.00 currently authorized, none of which is outstanding, in the capital of our company. The proposal to cancel the current authorized preferred shares is connected to proposal 8 of this proxy statement whereby our board of directors is seeking to create an unlimited number of preference shares to be issued in any number of series with the rights and restrictions to be determined by our board of directors upon issuance.

Our preferred shares have rights and restrictions that are set out in our Memorandum. The holders of our preferred stock are entitled to receive notice of and to attend and vote at all meetings in the same manner and to the same extent as are the holders of our common shares. Dividends are entitled to be paid to the holders of our preferred stock as and when determined by our board of directors in the amounts and upon the conditions as determined by our board of directors at the time of issuance. The preferred shares rank, both in terms of dividends and return of capital, in priority to all other holders of our common shares, but are not entitled to any further right to participate in the profits or assets of our company. In the event of liquidation, dissolution or the winding-up of our company, the holders of our preferred shares are entitled to receive, before any distribution of any assets of our company to holders of any common shares, an amount equal to 100% of the amount of paid up capital of the preferred shares and any dividends declared and unpaid and nothing more. Our board of directors may, by resolution, fix the number of shares and designate the shares of each series and create, define and attach special rights and restrictions to the shares of each series, subject to the rights and restrictions attached to the class of the preferred shares. In addition, the holders of the preferred shares are entitled to exchange them for common shares of our company provided that our board of directors are entitled to specify the terms, conditions and rates during which and upon which terms the holders of the preferred shares are entitled to exercise the conversion privileges. Finally, the preferred shares are redeemable by our company, upon payment for the amount paid thereon by our company in accordance with the notice and redemption provisions set out in our Memorandum.

Our board of directors is seeking to cancel the current authorized preferred shares because the rights and restrictions do not offer the flexibility of terms that our board requires when entering into private placements and financing transactions. In order to raise capital as required, our company is usually required to enter into financing transactions with terms that are determined at the last minute and affected by the current state of the capital markets, economic cycle, financial status of our company, and the terms of the transaction. The current Class "A" preferred shares of our company do not provide for the flexibility required by our company to attract private placements with favorable terms. In addition, our current authorized preferred stock contains conversion and voting rights to the holders thereof. Our company may seek to issue shares that do not contain conversion or voting rights.

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.	The existing one hundred million (100,000,000) Class "A" preferred shares with a par value of $1.00 be cancelled;
2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	All such alterations to the authorized share structure of our company shall not take effect until the Notice of Alteration is filed with the Registrar of Companies."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CANCELLATION OF THE CLASS A PREFERRED SHARES.

PROPOSAL EIGHT – CREATION OF UNLIMITED NUMBER OF PREFERENCE SHARES

Subject to the filing of the Transition Application containing a Notice of Articles, our company proposes to amend our Notice of Articles to alter the authorized share structure to create an unlimited number of preference shares without par value, issuable in one or more series, with the number of shares in, and the special rights or restrictions attached to such series to be designated by a resolution of the directors. Although we are asking our shareholders to consider and approve the creation of an unlimited number of preference shares, our board of directors has no obligation or plan to issue any shares of preference stock in the foreseeable future.

Management believes that authorizing our company to create a class of preference shares issuable in series in the manner proposed, would benefit our company by allowing for greater corporate flexibility. Among other things, management believes that the adoption of this proposal would help to avoid the delays and expenses associated with convening a special meeting to approve alterations to our company's authorized share structure. This benefit would facilitate private placement financings involving the issuance of preference shares with specifically-negotiated terms and conditions. If proposal 8 is approved at the meeting, the terms of any preference stock to be authorized, including dividend, interest rates, conversion rights and prices, redemption rights and prices, maturity dates, and similar matters will be determined by our board of directors immediately prior to the time of issuance without shareholder approval.

If our shareholders approve the creation of a class of preference shares with the special rights and restrictions to be determined by our board of directors at the time of issuance, our board of directors may issue such preference shares with rights greater than those of our common shareholders, including voting, dividend and return of capital rights. Our directors will be authorized to issue preference stock that may be convertible into shares of our common stock, thereby diluting our current shareholders and putting downward pressure on our stock price.

Section 60 of the Business Corporations Act (British Columbia) authorizes a board of directors of a company to determine the rights and restrictions of a series of preference stock. Section 60 states:

60(1)	The special rights or restrictions attached to the shares of a class of shares
(a)	may provide that the class of shares includes or may include one or more series of shares, and
(b)	subject to subsections (3) and (4), may authorize the directors, by resolution, to do one or more of the following:
(i)

determine the maximum number of shares of any of those series of shares that the company is authorized to issue, determine that there is no maximum number or alter any determination made under this subparagraph, and authorize the alteration of the notice of articles accordingly;

(ii)

alter the articles, and authorize the alteration of the notice of articles, to create an identifying name by which the shares of any of those series of shares may be identified or to alter any identifying name created under this subparagraph;

(iii)

alter the articles, and authorize the alteration of the notice of articles, to attach special rights or restrictions to the shares of any of those series of shares or to alter any such special rights or restrictions.

...

(3)

If alterations, determinations or authorizations contemplated by subsection (1)(b) are to be made in relation to a series of shares of which there are issued shares, those alterations, determinations and authorizations must be made by the type of shareholders' resolution specified by the articles, or, if the articles do not specify the type of resolution, by a special resolution.

(4)

Each share of a series of shares must have attached to it the same special rights or restrictions as are attached to every other share of that series of shares, and the special rights or restrictions attached to shares of a series of shares must be consistent with the special rights or restrictions attached to shares of the class of shares of which the series of shares is a part.

Under section 60(6) of the Business Corporations Act (British Columbia) no special rights or restrictions attached to a series of shares may confer on the series priority over any other series of shares of the same class of shares respecting:

(a)	dividends, or
(b)	a return of capital
(i)	on the dissolution of the company, or
(ii)	on the occurrence of any other event that entitles the shareholders holding the shares of all series of shares of the same class of shares to a return of capital.

In light of the foregoing, the shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.	There be created an unlimited number of Class A preference shares without par value;
2.

The Class A preference shares may include one or more series and, subject to the Business Corporations Act (British Columbia), the directors may, by resolution, if none of the shares of any particular series are issued, alter the Articles of our company and authorize the alteration of the Notice of Articles of our company, as the case may be, to do one or more of the following:

(a)	determine the maximum number of shares of that series that our company is authorized to issue, determine that there is no such maximum number, or alter any such determination;
(b)	create an identifying name for the shares of that series, or alter any such identifying name; and
(c)	attach special rights or restrictions to the shares of that series, or alter any such special rights or restrictions;
3.

The holders of Class A preference shares shall be entitled, on the liquidation or dissolution of our company, whether voluntary or involuntary, or on any other distribution of our assets among our shareholders for the purpose of winding up our affairs, to receive, before any distribution is made to the holders of common shares or any other shares of our company ranking junior to the Class A preference shares with respect to the repayment of capital on the liquidation or dissolution of our company, whether voluntary or involuntary, or on any other distribution of our assets among our shareholders for the purpose of winding up our affairs, the amount paid up with respect to each Class A preference share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to the holders of the Class A preference shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of our company, except as specifically provided in the special rights and restrictions attached to any particular series;

4.

Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Class A preference shares by the directors, holders of Class A preference shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of our company;

5.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

6.	All such alterations to the authorized share structure of our company shall not take effect until the Notice of Alteration is filed with the Registrar of Companies."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CREATION OF THE UNLIMITED CLASS A PREFERENCE SHARES.

PROPOSAL NINE – REPLACEMENT OF COMPANY ARTICLES

Subject to the filing of the Transition Application containing a Notice of Articles, and upon obtaining approval of proposals 5 through 8 at the meeting, our board of directors will seek shareholder approval to replace our current Articles with the Articles set out in Schedule A attached hereto.

We propose to amend our charter to delete and cancel the existing Articles of our company, and to replace them in their entirety with the proposed Articles. Since Part 22 of the proposed Articles contains special rights and restrictions that shall attach to the common shares and the Class A preference shares that we intend to authorize under proposal 8, the inclusion of Part 22 in the Articles is conditional upon shareholder approval of the proposed changes to our company's authorized share structure as outlined above.

Section 8.2 of the proposed Articles provides that the level of shareholder approval required to pass a special resolution at a meeting of shareholders, shall be two-thirds, or 66.7%, of the votes cast rather than three-quarters, or 75%, of the votes cast. The shareholders will be asked to consider and, if appropriate, approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia), and subject also to the filing of a Notice of Alteration removing the application of the Pre-Existing Company Provisions, the Articles of our company be altered by deleting and cancelling our existing Articles and creating and adopting the Articles set out in Appendix A as the Articles of our company; provided, however, that the inclusion of Part 22 in the Articles is conditional upon shareholder approval of the alteration of our company's authorized share structure to create Class A preference shares issuable in series."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CANCELLATION OF OUR CURRENT ARTICLES AND THE ADOPTION OF OUR NEW ARTICLES.

PROPOSAL TEN – NAME CHANGE

Subject to filing the Transition Application containing a Notice of Articles, our board of directors and management is seeking to change the name of our company from "Tryx Ventures Corp." to "MGN Technologies, Inc." As of the closing of the share exchange agreement, we intend to sell our oil and gas assets over time and focus on the business of software development through Ignition Technologies.

Ignition Technologies is primarily engaged in the development and licensing of mobile media entertainment applications for online wireless gaming such as poker and golf. The core of its business is to focus on the emerging wireless market and partner with licensees to bring its products to mobile applications. Ignition Technologies has developed wireless applications for the creation, transmission, playing and management of content by consumers over wireless networks. Ignition Technologies carries on business as Mobile Gaming Now, Inc. and two of its major products are named the MGN Mobile Gaming Platform and the MGN Gateway Server. The business and products of Ignition Technologies are set out in greater detail starting on page 4 of this proxy statement under the heading "Business of Ignition Technologies."

In order to reflect the change in business and align our corporate name with the major products that our company will market, shareholders will be asked at the meeting to approve the name change of our company from "Tryx Ventures Corp." to "MGN Technologies, Inc." Accordingly, our shareholders will be asked to approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.	The name of our company be changed from 'Tryx Ventures Corp.' to 'MGN Technologies, Inc.';
2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	The name change of our company shall not take effect until the Notice of Alteration is filed with the Registrar of Companies."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NAME CHANGE.

PROPOSAL ELEVEN – SHARE SUBDIVISION

Subject to filing a Transition Application containing a Notice of Articles, our board of directors seeks to subdivide our issued and outstanding common shares on the basis of 5.5 common shares for every 1 common share held. Our company seeks to effect the stock split in order to increase the public float of our company following the proposed acquisition of Ignition Technologies. As of October 25, 2005, we had 7,504,700 common shares issued and outstanding. If the share subdivision is approved at the meeting, our company will have 41,275,850 common shares issued and outstanding.

In light of the foregoing, our shareholders will be asked to approve the following as a special resolution requiring approval by at least three-quarters, or 75%, of the votes cast at the annual and special meeting:

"BE IT RESOLVED, as a special resolution, that, subject to the filing of a Transition Application containing the Notice of Articles as required by the Business Corporations Act (British Columbia):

1.

All of our issued and outstanding common shares without par value of which 7,504,700 shares are issued and outstanding be subdivided into 41,275,850 common shares issued and outstanding without par value, every 1 common share without par value being subdivided into 5.5 common shares without par value;

2.

Any one of our directors or officers be and is hereby authorized and directed, for and on behalf and in the name of our company, to execute and deliver the Notice of Alteration and any supporting documentation required for the purpose of giving effect to these resolutions; and

3.	The subdivision of our issued and outstanding common shares shall not take effect until the Notice of Alteration is filed with the Registrar of Companies."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SUBDIVISION OF THE ISSUED AND OUTSTANDING COMMON SHARES OF OUR COMPANY.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

The acquisition of Ignition Technologies is deemed to be a reverse acquisition of our company for accounting purposes. Ignition Technologies, the acquired entity, is regarded as the predecessor entity as of October 25, 2005. As of October 25, 2005, our fiscal year end will be deemed to be December 31, the fiscal year end of Ignition Technologies. Due to our deemed fiscal year-end change, our next annual shareholders’ meeting will be in regards to our fiscal year ended December 31, 2005. All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending December 31, 2005 (the "2006 Annual Meeting") must be received by our company no later than March 31, 2006 (assuming that the 2006 Annual Meeting is held on a date that is within three months of June 30, 2006, the latest practicable date to hold our 2006 Annual Meeting). All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934 and Section 188 of the Business Corporations Act (British Columbia), both of which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2006 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934 or any proposal that is submitted under Section 188 of the Business Corporations Act (British Columbia), notice of such proposal must be received by our company no later than March 31, 2006 (assuming that the 2006 Annual Meeting is held on a date that is within three months of June 30, 2006, the latest practicable date to hold our 2006 Annual Meeting); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) of the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2006 annual and special meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company at Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6, Attention: Mauro Baessato, Secretary.

With respect to business to be brought before the 2005 annual and special meeting to be held on November 23, 2005, we have not received any notices from shareholders that we were required to include in this proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to shareholders of our company, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our annual report to Shareholders on Form 10-KSB for the year ended March 31, 2005. A copy of the annual report on Form 10-KSB is concurrently being sent to all shareholders of record as of October 26, 2005.

AVAILABILITY OF FORM 10-KSB

A copy of our annual report on Form 10-KSB for the fiscal year ended March 31, 2005, which has been filed with the Securities and Exchange Commission, including the financial statements, will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Mauro Baessato, Secretary, at Suite 314 – 837 West Hastings Street, Vancouver, British Columbia V6C 3N6.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company, 10th Floor – 625 Howe Street, Vancouver, British Columbia, Canada, V6C 3N6 (facsimile 604.689.8144).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our company for the years ended March 31, 2005, March 31, 2004, and March 31, 2003, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters that will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Exchange Act, we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 or may be accessed on the Securities and Exchange Commission website at www.sec.gov.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

Alessandra Bordon

President, CEO and Treasurer

Dated: November 2, 2005

Appendix A

Incorporation No.  BC0598198

BUSINESS CORPORATIONS ACT

ARTICLES

OF

TRYX VENTURES CORP.

Incorporation No.	BC0598198

BUSINESS CORPORATIONS ACT

ARTICLES

OF

TRYX VENTURES CORP.

(the "Company")

PART 1 - INTERPRETATION

1.1	Definitions

Without limiting Article 1.2, in these Articles, unless the context requires otherwise:

(a)	"adjourned meeting" means the meeting to which a meeting is adjourned under Article 8.7 or 8.11;
(b)	"board" and "directors" mean the directors or sole director of the Company for the time being;
(c)	"Business Corporations Act" means the Business Corporations Act, S.B.C. 2002, c.57, and includes its regulations;
(d)	"Interpretation Act" means the Interpretation Act, R.S.B.C. 1996, c. 238;
(e)	"trustee", in relation to a shareholder, means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder.
1.2	Business Corporations Act definitions apply

The definitions in the Business Corporations Act apply to these Articles.

1.3	Interpretation Act applies

The Interpretation Act applies to the interpretation of these Articles as if these Articles were an enactment.

1.4	Conflict in definitions

If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles.

1.5	Conflict between Articles and legislation

If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2 - SHARES AND SHARE CERTIFICATES

2.1	Form of share certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.2	Right to share certificate

Each shareholder is entitled, without charge, to one certificate representing the share or shares of each class or series of shares held by the shareholder.

2.3	Sending of share certificate

Any share certificate to which a shareholder is entitled may be sent to the shareholder by mail and neither the Company nor any agent is liable for any loss to the shareholder because the certificate sent is lost in the mail or stolen.

2.4	Replacement of worn out or defaced certificate

If the directors are satisfied that a share certificate is worn out or defaced, they must, on production to them of the certificate and on such other terms, if any, as they think fit,

(a)	order the certificate to be cancelled, and
(b)	issue a replacement share certificate.
2.5	Replacement of lost, stolen or destroyed certificate

If a share certificate is lost, stolen or destroyed, a replacement share certificate must be issued to the person entitled to that certificate if the directors receive

(a)	proof satisfactory to them that the certificate is lost, stolen or destroyed, and
(b)	any indemnity the directors consider adequate.
2.6	Splitting share certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name 2 or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate, so surrendered, the Company must cancel the surrendered certificate and issue replacement share certificates in accordance with that request.

PART 3 - ISSUE OF SHARES

3.1	Directors authorized to issue shares

The directors may, subject to the rights of the holders of the issued shares of the Company, issue, allot, sell, grant options on or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices that the directors, in their absolute discretion, may determine.

3.2	Company need not recognize unregistered interests

Except as required by law or these Articles, the Company need not recognize or provide for any person's interests in or rights to a share unless that person is the shareholder of the share.

PART 4 - SHARE TRANSFERS

4.1	Recording or registering transfer

A transfer of a share of the Company must not be registered

(a)	unless a duly signed instrument of transfer in respect of the share has been received by the Company and the certificate representing the share to be transferred has been surrendered and cancelled, or
(b)	if no certificate has been issued by the Company in respect of the share, unless a duly signed instrument of transfer in respect of the share has been received by the Company.
4.2	Form of instrument of transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

4.3	Signing of instrument of transfer

If a shareholder, or his or her duty authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer, or, if no number is specified, all the shares represented by share certificates deposited with the instrument of transfer,

(a)	in the name of the person named as transferee in that instrument of transfer, or
(b)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the share certificate is deposited for the purpose of having the transfer registered.
4.4	Enquiry as to title not required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

4.5	Transfer fee

There must be paid to the Company, in relation to the registration of any transfer, the amount determined by the directors.

PART 5 - ACQUISITION OF SHARES

5.1	Company authorized to purchase shares

Subject to the special rights and restrictions attached to any class or series of shares, the Company may, if it is authorized to do so by the directors, purchase or otherwise acquire any of its shares.

5.2	Company authorized to accept surrender of shares

The Company may, if it is authorized to do so by the directors, accept a surrender of any of its shares by way of gift or for cancellation.

5.3	Company authorized to convert fractional shares into whole shares

The Company may, if it is authorized to do so by the directors, convert any of its fractional shares into whole shares in accordance with, and subject to the limitations contained in, the Business Corporations Act.

PART 6 - BORROWING POWERS

6.1	Powers of directors

The directors may from time to time on behalf of the Company

(a)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate,
(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person, and at any discount or premium and on such other terms as they consider appropriate,

(c)	guarantee the repayment of money by any other person or the performance of any obligation of any other person, and
(d)	mortgage or charge, whether by way of specific or floating charge, or give other security on the whole or any part of the present and future assets and undertaking of the Company.

PART 7 - GENERAL MEETINGS

7.1	Annual general meetings

Unless an annual general meeting is deferred or waived in accordance with section 182(2)(a) or (c) of the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual general meeting.

7.2	When annual general meeting is deemed to have been held

If all of the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 7.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

7.3	Calling of shareholder meetings

The directors may, whenever they think fit, call a meeting of shareholders.

7.4	Notice for meetings of shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)	if and for so long as the Company is a public company, 21 days;
(b)	otherwise, 10 days.

7.5	Record date for notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)	if and for so long as the Company is a public company, 21 days;
(b)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

7.6	Record date for voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

7.7	Failure to give notice and waiver of notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

7.8	Notice of special business at meetings of shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 8.1, the notice of meeting must:

(a)	state the general nature of the special business; and
(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(i)	at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and
(ii)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

PART 8 - PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

8.1	Special business

At a meeting of shareholders, the following business is special business:

(a)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;
(b)	at an annual general meeting, all business is special business except for the following:

(i)	business relating to the conduct of or voting at the meeting;
(ii)	consideration of any financial statements of the Company presented to the meeting;
(iii)	consideration of any reports of the directors or auditor;
(iv)	the setting or changing of the number of directors;
(v)	the election or appointment of directors;
(vi)	the appointment of an auditor;
(vii)	the setting of the remuneration of an auditor;
(viii)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;
(ix)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.
8.2	Special majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

8.3	Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is 2 persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 1/20 of the issued shares entitled to be voted at the meeting.

8.4	One shareholder may constitute quorum

If there is only one shareholder entitled to vote at a meeting of shareholders,

(a)	the quorum is one person who is, or who represents by proxy, that shareholder, and
(b)	that shareholder, present in person or by proxy, may constitute the meeting.
8.5	Other persons may attend

The directors, the president, if any, the secretary, if any, and any lawyer or auditor for the Company are entitled to attend any meeting of shareholders, but if any of those persons do attend a meeting of shareholders, that person is not to be counted in the quorum, and is not entitled to vote at the meeting, unless that person is a shareholder or proxy holder entitled to vote at the meeting.

8.6	Requirement of quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote at the meeting is present at the commencement of the meeting.

8.7	Lack of quorum

If, within 1/2 hour from the time set for the holding of a meeting of shareholders, a quorum is not present,

(a)	in the case of a general meeting convened by requisition of shareholders, the meeting is dissolved, and
(b)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.
8.8	Lack of quorum at succeeding meeting

If, at the meeting to which the first meeting referred to in Article 8.7 was adjourned, a quorum is not present within 1/2 hour from the time set for the holding of the meeting, the persons present and who are, or who represent by proxy, shareholders entitled to attend and vote at the meeting constitute a quorum.

8.9	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(a)	the chair of the board, if any;
(b)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.
8.10	Alternate chair

At any meeting of shareholders, the directors present must choose one of their number to be chair of the meeting if: (a) there is no chair of the board or president present within 15 minutes after the time set for holding the meeting; (b) the chair of the board and the president are unwilling to act as chair of the meeting; or (c) if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting. If, in any of the foregoing circumstances, all of the directors present decline to accept the position of chair or fail to choose one of their number to be chair of the meeting, or if no director is present, the shareholders present in person or by proxy must choose any person present at the meeting to chair the meeting.

8.11	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

8.12	Notice of adjourned meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

8.13	Motion need not be seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

8.14	Manner of taking a poll

Subject to Article 8.15, if a poll is duly demanded at a meeting of shareholders,

(a)	the poll must be taken
(i)	at the meeting, or within 7 days after the date of the meeting, as the chair of the meeting directs, and
(ii)	in the manner, at the time and at the place that the chair of the meeting directs,

(b)	the result of the poll is deemed to be a resolution of, and passed at, the meeting at which the poll is demanded, and
(c)	the demand for the poll may be withdrawn.
8.15	Demand for a poll on adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

8.16	Demand for a poll not to prevent continuation of meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

8.17	Poll not available in respect of election of chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

8.18	Casting of votes on poll

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

8.19	Chair must resolve dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the same, and his or her determination made in good faith is final and conclusive.

8.20	Chair has no second vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

8.21	Declaration of result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting.

8.22	Meetings by telephone or other communications medium

A shareholder or proxy holder who is entitled to participate in a meeting of shareholders may do so in person, or by telephone or other communications medium, if all shareholders and proxy holders participating in the meeting are able to communicate with each other; provided, however, that nothing in this Section shall obligate the Company to take any action or provide any facility to permit or facilitate the use of any communications medium at a meeting of shareholders. If one or more shareholders or proxy holders participate in a meeting a shareholders in a manner contemplated by this Section,

(a)	each such shareholder or proxy holder shall be deemed to be present at the meeting, and
(b)	the meeting shall be deemed to be held at the location specified in the notice of the meeting.

PART 9 - VOTES OF SHAREHOLDERS

9.1	Voting rights

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint registered holders of shares under Article 9.3,

(a)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote at the meeting has one vote, and
(b)

on a poll, every shareholder entitled to vote has one vote in respect of each share held by that shareholder that carries the right to vote on that poll and may exercise that vote either in person or by proxy.

9.2	Trustee of shareholder may vote

A person who is not a shareholder may vote on a resolution at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting in relation to that resolution, if, before doing so, the person satisfies the chair of the meeting at which the resolution is to be considered, or satisfies all of the directors present at the meeting, that the person is a trustee for a shareholder who is entitled to vote on the resolution.

9.3	Votes by joint shareholders

If there are joint shareholders registered in respect of any share,

(a)	any one of the joint shareholders, but not both or all, may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it, or
(b)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, the joint shareholder present whose name stands first on the central securities register in respect of the share is alone entitled to vote in respect of that share.

9.4	Trustees as joint shareholders

Two or more trustees of a shareholder in whose sole name any share is registered are, for the purposes of Article 9.3, deemed to be joint shareholders.

9.5	Representative of a corporate shareholder

If a corporation that is not a subsidiary of the Company is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and,

(a)	for that purpose, the instrument appointing a representative must
(i)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least 2 business days before the day set for the holding of the meeting, or

(ii)	be provided, at the meeting, to the chair of the meeting, and
(b)	if a representative is appointed under this Article 9.5,
(i)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder, and

(ii)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
9.6	When proxy provisions do not apply

Articles 9.7 to 9.13 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company.

9.7	Appointment of proxy holder

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint a proxy holder to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

9.8	Alternate proxy holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

9.9	When proxy holder need not be shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if

(a)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 9.5,
(b)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting, or
(c)

the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.

9.10	Form of proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

(Name of Company)

The undersigned, being a shareholder of the above named Company, hereby appoints ....................................... or, failing that person, ......................................., as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders to be held on the day of and at any adjournment of that meeting.

Signed this .......... day of .............................................., .................

...............................................................

Signature of shareholder

9.11	Provision of proxies

A proxy for a meeting of shareholders must

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, 2 business days, before the day set for the holding of the meeting, or

(b)	unless the notice provides otherwise, be provided at the meeting to the chair of the meeting.
9.12	Revocation of proxies

Subject to Article 9.13, every proxy may be revoked by an instrument in writing that is

(a)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or
(b)	provided at the meeting to the chair of the meeting.
9.13	Revocation of proxies must be signed

An instrument referred to in Article 9.12 must be signed as follows:

(a)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her trustee;
(b)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 9.5.
9.14	Validity of proxy votes

A vote given in accordance with the terms of a proxy is valid despite the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received

(a)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used, or
(b)	by the chair of the meeting, before the vote is taken.
9.15	Production of evidence of authority to vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 10 - DIRECTORS

10.1	Number of directors

The number of directors, excluding additional directors appointed under Article 11.8, is set at:

(a)	if the Company is a public company, the greater of three and the number most recently established:
(i)	by ordinary resolution (whether or not previous notice of the resolution was given); and
(ii)	under Article 11.4;
(b)	if the Company is not a public company, the number most recently established:

(i)	by ordinary resolution (whether or not previous notice of the resolution was given); and
(ii)	under Article 11.4.
10.2	Change in number of directors

If the number of directors is set under Articles 10.1(a)(i) or 10.1(b)(i):

(a)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;
(b)

if, contemporaneously with setting that number, the shareholders do not elect or appoint the directors needed to fill vacancies in the board of directors up to that number, then the directors may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

10.3	Directors' acts valid despite vacancy

An act or proceeding of the directors is not invalid merely because fewer directors have been appointed or elected than the number of directors set or otherwise required under these Articles.

10.4	Qualifications of directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

10.5	Remuneration of directors

The directors are entitled to the remuneration, if any, for acting as directors as the directors may from time to time determine. If the directors so decide, the remuneration of the directors will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to a director in such director's capacity as an officer or employee of the Company.

10.6	Reimbursement of expenses of directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

10.7	Special remuneration for directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

10.8	Gratuity, pension or allowance on retirement of director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 11 - ELECTION AND REMOVAL OF DIRECTORS

11.1	Election at annual general meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 7.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.
11.2	Consent to be a director

No election, appointment or designation of an individual as a director is valid unless:

(a)	that individual consents to be a director in the manner provided for in the Business Corporations Act; or
(b)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director.
11.3	Failure to elect or appoint directors

If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 7.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 7.2, to elect or appoint any directors;

then each director in office at such time continues to hold office until the earlier of:

(c)	the date on which his or her successor is elected or appointed; and
(d)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.
11.4	Places of retiring directors not filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to fill the vacancies in the number of directors set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

11.5	Directors may fill casual vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

11.6	Remaining directors' power to act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or for the purpose of summoning a meeting of shareholders to fill any vacancies on the board of directors or for any other purpose permitted by the Business Corporations Act.

11.7	Shareholders may fill vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

11.8	Additional directors

Notwithstanding Articles 10.1 and 10.2, between annual general meetings or unanimous resolutions contemplated by Article 7.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 11.8 must not at any time exceed:

(a)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or
(b)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 11.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 11.1(a), but is eligible for re-election or re-appointment.

11.9	Ceasing to be a director

A director ceases to be a director when:

(a)	the term of office of the director expires;
(b)	the director dies;
(c)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or
(d)	the director is removed from office pursuant to Articles 11.10 or 11.11.
11.10	Removal of director by shareholders

The Shareholders may, by special resolution, remove any director before the expiration of his or her term of office, and may, by ordinary resolution, elect or appoint a director to fill the resulting vacancy. If the shareholders do not contemporaneously elect or appoint a director to fill the vacancy created by the removal of a director, then the directors may appoint, or the shareholders may elect or appoint by ordinary resolution, a director to fill that vacancy.

11.11	Removal of director by directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 12 - PROCEEDINGS OF DIRECTORS

12.1	Meetings of directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the board held at regular intervals may be held at the place, at the time and on the notice, if any, that the board may by resolution from time to time determine.

12.2	Chair of meetings

Meetings of directors are to be chaired by

(a)	the chair of the board, if any,
(b)	in the absence of the chair of the board, the president, if any, if the president is a director, or
(c)	any other director chosen by the directors if
(i)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting,
(ii)	neither the chair of the board nor the president, if a director, is willing to chair the meeting, or
(iii)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.
12.3	Voting at meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

12.4	Meetings by telephone or other communications medium

A director may participate in a meeting of the directors or of any committee of the directors in person, or by telephone or other communications medium, if all directors participating in the meeting are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 12.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

12.5	Who may call extraordinary meetings

A director may call a meeting of the board at any time. The secretary, if any, must on request of a director , call a meeting of the board.

12.6	Notice of extraordinary meetings

Subject to Articles 12.7 and 12.8, if a meeting of the board is called under Article 12.4, reasonable notice of that meeting, specifying the place, date and time of that meeting, must be given to each of the directors

(a)	by mail addressed to the director's address as it appears on the books of the Company or to any other address provided to the Company by the director for this purpose,
(b)	by leaving it at the director's prescribed address or at any other address provided to the Company by the director for this purpose, or
(c)	orally, by delivery of written notice or by telephone, voice mail, e-mail, fax or any other method of legibly transmitting messages.
12.7	When notice not required

It is not necessary to give notice of a meeting of the directors to a director if

(a)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed or is the meeting of the directors at which that director is appointed, or
(b)	the director has filed a waiver under Article 12.9.
12.8	Meeting valid despite failure to give notice

The accidental omission to give notice of any meeting of directors to any director, or the non-receipt of any notice by any director, does not invalidate any proceedings at that meeting.

12.9	Waiver of notice of meetings

Any director may file with the Company a document signed by the director waiving notice of any past, present or future meeting of the directors and may at any time withdraw that waiver with respect to meetings of the directors held after that withdrawal.

12.10	Effect of waiver

After a director files a waiver under Article 12.9 with respect to future meetings of the directors, and until that waiver is withdrawn, notice of any meeting of the directors need not be given to that director unless the director otherwise requires in writing to the Company.

12.11	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is a majority of the directors.

12.12	If only one director

If, in accordance with Article 10.1, the number of directors is one, the quorum necessary for the transaction of the business of the directors is one director, and that director may constitute a meeting.

PART 13 - COMMITTEES OF DIRECTORS

13.1	Appointment of committees

The directors may, by resolution,

(a)	appoint one or more committees consisting of the director or directors that they consider appropriate,
(b)	delegate to a committee appointed under paragraph (a) any of the directors' powers, except
(i)	the power to fill vacancies in the board,
(ii)	the power to change the membership of, or fill vacancies in, any committee of the board, and
(iii)	the power to appoint or remove officers appointed by the board, and
(c)	make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution.
13.2	Obligations of committee

Any committee formed under Article 13.1, in the exercise of the powers delegated to it, must

(a)	conform to any rules that may from time to time be imposed on it by the directors, and

(b)	report every act or thing done in exercise of those powers to the earliest meeting of the directors to be held after the act or thing has been done.
13.3	Powers of board

The board may, at any time,

(a)	revoke the authority given to a committee, or override a decision made by a committee, except as to acts done before such revocation or overriding,
(b)	terminate the appointment of, or change the membership of, a committee, and
(c)	fill vacancies in a committee,
13.4	Committee meetings

Subject to Article 13.2(a),

(a)	the members of a directors' committee may meet and adjourn as they think proper,
(b)

a directors' committee may elect a chair of its meetings but, if no chair of the meeting is elected, or if at any meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting,

(c)	a majority of the members of a directors' committee constitutes a quorum of the committee, and
(d)

questions arising at any meeting of a directors' committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting has no second or casting vote.

PART 14 - OFFICERS

14.1	Appointment of officers

The board may, from time to time, appoint a president, secretary or any other officers that it considers necessary, and none of the individuals appointed as officers need be a member of the board.

14.2	Functions, duties and powers of officers

The board may, for each officer,

(a)	determine the functions and duties the officer is to perform,
(b)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit, and
(c)	from time to time revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.
14.3	Remuneration

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the board thinks fit and are subject to termination at the pleasure of the board.

PART 15 - CERTAIN PERMITTED ACTIVITIES OF DIRECTORS

15.1	Other office of director

A director may hold any office or place of profit with the Company (other than the office of auditor of the Company) in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

15.2	No disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise.

15.3	Professional services by director or officer

Subject to compliance with the provisions of the Business Corporations Act, a director or officer of the Company, or any corporation or firm in which that individual has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such corporation or firm is entitled to remuneration for professional services as if that individual were not a director or officer.

15.4	Remuneration and benefits received from certain entities

A director or officer may be or become a director, officer or employee of, or may otherwise be or become interested in, any corporation, firm or entity in which the Company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other corporation, firm or entity.

PART 16 - INDEMNIFICATION

16.1	Indemnification of directors

The directors must cause the Company to indemnify its directors and former directors, and their respective heirs and personal or other legal representatives to the greatest extent permitted by Division 5 of Part 5 of the Business Corporations Act.

16.2	Deemed contract

Each director is deemed to have contracted with the Company on the terms of the indemnity referred to in Article 16.1.

PART 17 - AUDITOR

17.1	Remuneration of an auditor

The directors may set the remuneration of the auditor of the Company.

17.2	Waiver of appointment of an auditor

The Company shall not be required to appoint an auditor if all of the shareholders of the Company, whether or not their shares otherwise carry the right to vote, resolve by a unanimous resolution to waive the appointment of an auditor. Such waiver may be given before, on or after the date on which an auditor is required to be appointed under the Business Corporations Act, and is effective for one financial year only.

PART 18 - DIVIDENDS

18.1	Declaration of dividends

Subject to the rights, if any, of shareholders holding shares with special rights as to dividends, the directors may from time to time declare and authorize payment of any dividends the directors consider appropriate.

18.2	No notice required

The directors need not give notice to any shareholder of any declaration under Article 18.1.

18.3	Directors may determine when dividend payable

Any dividend declared by the directors may be made payable on such date as is fixed by the directors.

18.4	Dividends to be paid in accordance with number of shares

Subject to the rights of shareholders, if any, holding shares with special rights as to dividends, all dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

18.5	Manner of paying dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid up shares or fractional shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, if any difficulty arises in regard to the distribution, the directors may settle the difficulty as they consider expedient, and, in particular, may set the value for distribution of specific assets.

18.6	Dividend bears no interest

No dividend bears interest against the Company.

18.7	Fractional dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

18.8	Payment of dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed

(a)	subject to paragraphs (b) and (c), to the address of the shareholder,
(b)	subject to paragraph (c), in the case of joint shareholders, to the address of the joint shareholder whose name stands first on the central securities register in respect of the shares, or
(c)	to the person and to the address as the shareholder or joint shareholders may direct in writing.
18.9	Receipt by joint shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

PART 19 - ACCOUNTING RECORDS

19.1	Recording of financial affairs

The board must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the provisions of the Business Corporations Act.

PART 20 - EXECUTION OF INSTRUMENTS

20.1	Who may attest seal

The Company's seal, if any, must not be impressed on any record except when that impression is attested by the signature or signatures of

(a)	any 2 directors,
(b)	any officer, together with any director,
(c)	if the Company has only one director, that director, or
(d)	any one or more directors or officers or persons as may be determined by resolution of the directors.
20.2	Sealing copies

For the purpose of certifying under seal a true copy of any resolution or other document, the seal must be impressed on that copy and, despite Article 20.1, may be attested by the signature of any director or officer.

20.3	Execution of documents not under seal

Any instrument, document or agreement for which the seal need not be affixed may be executed for and on behalf of and in the name of the Company by any one director or officer of the Company, or by any other person appointed by the directors for such purpose.

PART 21 - NOTICES

21.1	Method of giving notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)	mail addressed to the person at the applicable address for that person as follows:
(i)	for a record mailed to a shareholder, the shareholder's registered address;
(ii)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the mailing address of the intended recipient;
(b)	delivery at the applicable address for that person as follows, addressed to the person:
(i)	for a record delivered to a shareholder, the shareholder's registered address;

(ii)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(iii)	in any other case, the delivery address of the intended recipient;
(c)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;
(d)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;
(e)	physical delivery to the intended recipient.
21.2	Deemed receipt of mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 21.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

21.3	Certificate of sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 21.1, prepaid and mailed or otherwise sent as permitted by Article 21.1 is conclusive evidence of that fact.

21.4	Notice to joint shareholders

A notice, statement, report or other record may be provided by the Company to the joint registered shareholders of a share by providing the notice to the joint registered shareholder first named in the central securities register in respect of the share.

21.5	Notice to trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)	mailing the record, addressed to them:
(i)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and
(ii)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or
(b)

if an address referred to in Article 21.5(a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 22 - SPECIAL RIGHTS AND RESTRICTIONS

22.1	Common shares

Each Common share shall entitle the holder thereof to notice of and to attend and to cast ONE (1) vote for each matter to be decided at a general meeting of the Company.

22.2	Class A Preference shares issuable in series

The Class A Preference shares may include one or more series and, subject to the Business Corporations Act (British Columbia), the directors may, by resolution, if none of the shares of any particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of the following:

determine the maximum number of shares of that series that the Company is authorized to issue, determine that there is no such maximum number, or alter any such determination;

create an identifying name for the shares of that series, or alter any such identifying name; and

attach special rights or restrictions to the shares of that series, or alter any such special rights or restrictions.

22.3	Dissolution or winding up

The holders of Class A Preference shares shall be entitled, on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of Common shares or any other shares of the Company ranking junior to the Class A Preference shares with respect to the repayment of capital on the liquidation or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the amount paid up with respect to each Class A Preference share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends (if any and if preferential) thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not earned or declared, and all declared and unpaid non-cumulative dividends (if any and if preferential) thereon. After payment to the holders of the Class A Preference shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the property or assets of the Company, except as specifically provided in the special rights and restrictions attached to any particular series.

22.4	Class A Preference shares do not confer right to receive notice of, attend or vote at general meetings

Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Class A Preference shares by the directors, holders of Class A Preference shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

TRYX VENTURES CORP. (THE "COMPANY")

TO BE HELD AT THE OFFICES OF CLARK WILSON LLP, 8TH FLOOR – 885 WEST GEORGIA STREET, VANCOUVER, B.C. ON WEDNESDAY, NOVEMBER 23, 2005, AT 10:00 AM (VANCOUVER TIME)

The undersigned member (the “Registered Shareholder”) of the Company hereby appoints, Alessandra Bordon, the President and a Director of the Company, or failing this person, Mauro Baessato, the Secretary of the Company, or in the place of the foregoing,____________________________ (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

REGISTERED HOLDER SIGN HERE: ______________________________________

DATE SIGNED: ___________________________

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement)

	For	Against	Withhold
1. To set the number of Directors at five (5)			N/A
2. To elect as Director, Alessandra Bordon		N/A
3. To elect as Director, Franco Perrotta		N/A
4. To elect as Director, Michael Hu		N/A
5. To elect as Director, Mark Jensen		N/A
6. To elect as Director, Jeff Poloni		N/A
7. To appoint Telford Sadovnick, P.L.L.C., CPA’s, as auditors of the Company		N/A
8. To authorize the Directors to fix the Auditors’ remuneration			N/A
9. To approve the filing of a Transition Application containing the Notice of Articles			N/A
10. To approve the removal of the application of the Pre-Existing Company Provisions and the alteration of the Notice of Articles			N/A
11. To approve the increase in the Company’s authorized capital to an unlimited number of common shares without par value and the alteration of the Notice of Articles			N/A
12. To approve the cancellation of the Class "A" preferred shares and the alteration of the Notice of Articles			N/A
13. To approve the creation of an unlimited number of Class A Preference Shares without par value and the alteration of the Notice of Articles			N/A
14. To approve the cancellation of the Company’s existing Articles and the adoption of new Articles			N/A
15. To approve the name change of the Company to “MGN Technologies, Inc.”			N/A
16. To approve the subdivision of the issued and outstanding common shares of the Company on the basis of 5.5 shares for every 1 share held			N/A
17. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions		N/A

THIS PROXY MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS AND OPTIONS FOR VOTING

Voting by mail or by fax:
Pacific Corporate Trust Company 10th Floor – 625 Howe Street Vancouver, BC V6C 3B9 Fax: 604.689.8144	TRYX VENTURES CORP. Suite 314 – 837 West Hastings Street Vancouver, BC V6C 3N6

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY " or the “COMPANY”, by mail or by fax, at least 48 hours prior to the Meeting or an adjournment of the Meeting or with the Chairman of the Meeting on the day of the Meeting.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.
5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)             appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b)     appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.